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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)      March 18,1999
                                                         ----------------------

                           InnSuites Hospitality Trust
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

        001-07062                                        34-6647590
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  (Commission File Number)                  (I.R.S. Employer Identification No.)

               InnSuites Hotels Centre
 1625 E. Northern Avenue, Suite 201, Phoenix, Arizona            85020
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    (Address of Principal Executive Offices)                   (Zip Code)

                                 (602) 944-1500
            --------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

              925 Euclid Avenue, Suite 1750, Cleveland, Ohio 44115
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

Arthur Andersen LLP has resigned as principal auditors of InnSuites Hospitality Trust (the "Trust") as of March 18, 1999. Due to the magnitude of certain outstanding invoices payable to Arthur Andersen LLP for accounting and tax-related services provided to the Trust and its affiliates, Arthur Andersen LLP has informed the Trust that it would no longer be considered independent with respect to the Trust under interpretations of the Securities and Exchange Commission (the "Commission") and professional standards. The Trust is currently in the process of interviewing other public accountants to replace Arthur Andersen LLP. The audit committee of the Board of Directors of the Trust will approve the successor to Arthur Andersen LLP.

The reports of Arthur Andersen LLP for the fiscal years ended January 31, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Trust's financial statements for the fiscal years ended January 31, 1998 and 1997, and in the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in their reports.

In connection with the audits of the Trust's financial statements for the fiscal years ended January 31, 1998 and 1997, and through the subsequent interim period, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended January 31, 1998 and 1997, and during all subsequent interim periods, the Trust has not consulted with any other accountant regarding the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Trust's financial statements, or any of the matters described above.

The Trust has requested that Arthur Andersen LLP furnish it with a letter, addressed to the Commission, stating whether or not it agrees with the statements contained in this Current Report on Form 8-K. A copy of such letter, dated March 24, 1999, is filed as Exhibit 16.1 to this Current Report on Form 8-K.


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         Letter of Arthur Andersen LLP dated March 24, 1999 regarding the Current Report on Form 8-K.

Exhibit

  No.             Document Description
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16.1              Letter of Arthur Andersen LLP dated March 24, 1999 regarding the Current Report on Form 8-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 InnSuites Hospitality Trust
                                 (Registrant)

Dated: March 25, 1999      By:   /s/ James F. Wirth
                                 ----------------------------------------------
                                 Name:    James F. Wirth
                                 ----------------------------------------------
                                 Title:   Chief Executive Officer and President
                                 ----------------------------------------------


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                                INDEX TO EXHIBITS

Exhibit

  No.             Document Description
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16.1              Letter of Arthur Andersen LLP dated March 24, 1999 regarding the Current Report on Form 8-K.